STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND,
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND,
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND,
                       STANDISH TAX-SENSITIVE EQUITY FUND

                    Financial Statements for the Period Ended
                               September 30, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                              Financial Statements
                                Table of Contents

                                                                          Page

            Chairman's Message.............................................1

            Selected Financial Information.................................2

            Performance Highlights.........................................3

            Management Discussion and Analysis:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund...4
                Standish Intermediate Tax Exempt Bond Fund.................4
                Standish Small Cap Tax-Sensitive Equity Fund...............6
                Standish Tax-Sensitive Equity Fund.........................8

            Statements of Assets and Liabilities..........................10

            Statements of Operations......................................11

            Statements of Changes in Net Assets:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund..12
                Standish Intermediate Tax Exempt Bond Fund................13
                Standish Small Cap Tax-Sensitive Equity Fund..............14
                Standish Tax-Sensitive Equity Fund........................15

            Financial Highlights:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund..16
                Standish Intermediate Tax Exempt Bond Fund................17
                Standish Small Cap Tax-Sensitive Equity Fund..............18
                Standish Tax-Sensitive Equity Fund........................19

            Schedule of Investments:
                Standish Massachusetts Intermediate Tax Exempt Bond Fund..20
                Standish Intermediate Tax Exempt Bond Fund................24
                Standish Small Cap Tax-Sensitive Equity Fund..............28
                Standish Tax-Sensitive Equity Fund........................31

            Notes to Financial Statements.................................34

            Report of Independent Accountants.............................39

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 25, 1999

Dear Standish Funds Shareholder:

Enclosed you will find the annual statement for your Standish Fund for the fiscal year ended September 30, 1999.

During the twelve months ended September 30, 1999, returns from most equity investments have been very strong. For example, large capitalization U.S. stocks, as reflected in the Standard and Poor's 500 Index, provided a total return of 27.79%; smaller cap U.S. stocks, as measured by the Russell 2000 Index, a return of 19.08%; and international stocks, as recorded by the Morgan Stanley Capital International EAFE Index, a total return of 30.94%. Within the market, growth issues have generally performed better than value stocks, and larger capitalization issues have generally performed better than smaller capitalization issues. The past year's results combined with those of prior years have produced very good returns. Specifically, the Standard and Poor's 500 Index annual total return for the five years ending September 30, 1999 was 25.03%, about two and one-half times the very long-term average return for U.S. stocks.

The financial crisis that gripped the world's capital market in the fall of 1998 has waned, and economic growth, especially in the U.S., remains strong. Some acceleration of growth has appeared in Western Europe, as has evidence of a bottoming of the economy in Japan. Corporate profit growth has generally been strong. Although inflation has been quiescent, interest rates have increased reflecting the stronger economic growth. The Federal Reserve has recently tightened monetary policy, reversing the easing that took place a year ago.

Standish Ayer & Wood is devoted to producing superior long-term returns through very disciplined investment philosophies designed to uncover value. We remain confident that we have the capability to do a superior job by adhering to our disciplines. As of September 30, 1999, Standish, Ayer & Wood, Inc., advisor to Standish Funds, together with its affiliate, Standish International Management Company, L.P., had approximately $45 billion of assets under management, including $6 billion of assets in the Standish Funds. Our principal clients are corporate pension trusts, governmental pension funds, insurance companies, endowments and foundations, and high net worth individuals. Standish, Ayer & Wood remains independent and is owned by investment professionals active in the business. The professional staff, now 287, has grown over the last year and includes 111 professionals who hold the Chartered Financial Analyst designation.

We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                         SELECTED FINANCIAL INFORMATION

                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                             STANDISH
                                                           MASSACHUSETTS        STANDISH         STANDISH
                                                           INTERMEDIATE       INTERMEDIATE       SMALL CAP         STANDISH
                                                            TAX EXEMPT         TAX EXEMPT      TAX-SENSITIVE     TAX-SENSITIVE
                                                             BOND FUND         BOND FUND        EQUITY FUND       EQUITY FUND
                                                            -----------       -----------       -----------       -----------
NET ASSET VALUE, BEGINNING OF YEAR                          $     21.78       $     22.30       $     25.89       $     32.50
                                                            -----------       -----------       -----------       -----------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)*                                    0.90              0.92             (0.21)             0.22
  Net realized and unrealized gain (loss) on
    investments                                                   (0.93)            (0.99)            15.02              4.49
                                                            -----------       -----------       -----------       -----------
Total income(loss) from investment operations                     (0.03)            (0.07)            14.81              4.71
                                                            -----------       -----------       -----------       -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (0.90)            (0.92)               --             (0.22)
  From net realized loss on investments                              --             (0.20)               --                --
                                                            -----------       -----------       -----------       -----------
Total distributions to shareholders                               (0.90)            (1.12)               --             (0.22)
                                                            -----------       -----------       -----------       -----------
NET ASSET VALUE, END OF YEAR                                $     20.85       $     21.11       $     40.70       $     36.99
                                                            ===========       ===========       ===========       ===========
TOTAL RETURN                                                      (0.18)%           (0.33)%           57.03%            14.46%
RATIOS:
  Expenses (to average daily net assets)*                          0.65%             0.63%             0.78%             0.50%
  Net investment income (loss) (to average
    daily net assets)*                                             4.19%             4.24%            (0.60)%            0.59%
  Portfolio Turnover                                                 22%               43%              168%               50%
  Net Assets, End of Year (000's omitted)                   $    63,005       $    81,918       $   143,075       $    29,569

-----------------
* The investment adviser voluntarily did not impose a portion of its fee. Please refer to the Financial Highlights for additional disclosure regarding these ratios.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                             Performance Highlights
                for the One-Year Period Ended September 30, 1999

                                                                  Total Return
--------------------------------------------------------------------------------

   Tax Exempt Funds

         Standish Mass. Intermediate Tax Exempt Bond Fund            (.18%)
         Standish Intermediate Tax Exempt Bond Fund                  (.33%)
              Lehman Muni 3-5-7-10 Index                             1.08%
              Lipper Intermediate Muni Debt Index                    (.51%)


   Tax-Sensitive Funds

         Standish Small Capitalization Tax-Sensitive Equity Fund    57.03%
              Russell 2000 Growth Index                             32.64%
         Standish Tax-Sensitive Equity Fund                         14.46%
              S&P 500 Index                                         27.79%

The S&P 500 Index is generally considered to be representative of the performance of unmanaged common stocks publicly traded on the U.S. markets.

The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the U.S. markets. The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth value.

The Lehman Brothers Municipal Bond 3, 5, 7 and 10 Year Index is actually a subset of a broader index--the Lehman Brothers Municipal Bond Index. The Municipal Bond Index is unmanaged and designed to be a composite measure of the total return performance of the municipal bond market, and includes over 33,000 bond issues (rated BBB or better, including bonds in the following sectors: general obligations, prerefunded, electrics, hospital, state housing, industrial development/pollution control, and transportation).

The Lipper Intermediate Muni Debt Index consists of the 30 largest intermediate municipal debt funds, which invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                       Management Discussion and Analysis

The past twelve-month period ended September 30, 1999 was a particularly difficult one for the bond markets. Municipal bond investors, while enjoying the benefit of a tax-exempt income from their portfolios, found themselves subject to modest declines in the overall value of their bonds. The Standish Intermediate Tax Exempt Bond Fund produced a negative return of (.33)% for the period, after all expenses, versus our benchmark performance index (Lehman Muni 3,5,7, and 10 Year Index) return of 1.08%. The fund did outperform its peer group of mutual funds, as measured by the Lipper Intermediate Muni Bond Fund Index, where the negative return was (.51)%. The Standish Massachusetts Intermediate Tax Exempt Bond Fund produced a negative return of (.18)% for the period, after all expenses. Note that the Massachusetts Fund invests only in bonds that are double tax exempt in Massachusetts, whereas the benchmark indices are national in scope. While returns may have been disappointing, the conservative intermediate term investment philosophy employed by the funds prevented the much more severe declines that many municipal bond fund investors realized.

After a period of several years of very favorable total return performance, the bond markets recorded a quite poor 12-month period. Ten-year municipal bond yields reached a low of 3.85% on October 6, 1998, following a flight to quality due to global financial problems and subsequent reductions in rates by the Federal Reserve Board. From that point on, however, the news was generally bad for bond investors. As the global economy recovered, the U.S. economic engine moved back into high gear. Investors lost interest in municipal bonds, focusing once again on highflying equity markets. Municipals recovered a bit in January, only to be faced with further declines in February as economic data suggested that the economy would continue to grow, raising the threat that the Federal Reserve would raise rates. Although inflation data were generally benign, the Fed was thought to be focusing on employment related numbers and the possibility of wage increases in a potentially overheated economy. By the time the Fed actually raised interest rates in late June, the market shifted focus to whether additional increases would be necessary. Ten-year municipal rates peaked in mid-August at about 5.0% and have remained close to that level since.

Intermediate Tax Exempt Bond Fund

The fund trailed its benchmark index for most of the period, as did most of its peer group. Because our duration posture (i.e., the fund's sensitivity to changes in interest rates) was a bit longer than that of the index, the fund was subject to greater declines in price as interest rates rose. An underweight to the pre-refunded sector, which typically does well in declining markets, also was a negative for the fund. The fund did outperform its peer group averages, indicating that it was a difficult year across the board for municipal bond funds and that the fund was reasonably well positioned versus the competition. Our premium coupon bias helped to protect the fund, and its broad-based diversification continues, we believe, to be a benefit to shareholders.

Massachusetts Intermediate Tax Exempt Bond Fund

Our Massachusetts portfolio exceeded returns of our national portfolio, reflecting continued quality spread tightening in parts of the Massachusetts market. As is true of the national market, spreads are at generally tight levels. Health care is the only major problematic sector where spreads have widened. The Massachusetts Fund lagged the returns of the benchmark for much the same reasons as the national portfolio, that is a duration longer than that of the index and fewer prerefunded bonds.

We feel that the outlook is positive for both our portfolios. We believe that inflation remains under control, economic growth will moderate next year, and at current yields bonds provide quite attractive returns. Municipal bonds, for high tax ratepayers, are particularly compelling, given the current after-tax yield advantage relative to taxable bonds. The funds are well positioned as we move into the new year. Our posture will take full advantage of a stabilized rate environment, yet we are conservatively invested in high quality, high income producing bonds.

It has been our privilege to manage the funds for the past seven years and we thank you for your continued support of the Standish Tax Exempt Bond Funds.

Sincerely,


/s/ Maria D. Furman                 /s/ Raymond J. Kubiak

Maria D. Furman                     Raymond J. Kubiak

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

             Comparison of Change in Value of $100,000 Investment in
            Standish Massachusetts Intermediate Tax Exempt Bond Fund,
                     the Lehman Muni 3, 5, 7, and 10 Index,
                   and the Lipper Intermediate Muni Debt Index

     -----------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/99)

                                                               Since
                                                             Inception
       1 Year            3 Year          5 Year             11/02/1992
     -----------       ----------       ---------       --------------------
       (0.18)%            4.87%           5.49%                5.34%

     -----------------------------------------------------------------------

[The following table was represented as a mountain graph in the printed materials.]

          Standish Massachusetts
        Intermediate Tax Exempt Fund    Lehman Muni 3-5-7-10    Lipper Int. Muni
        ----------------------------    --------------------    ----------------
                   100000                      100000                100000
                   101305                      101290                101680
                   102271                      102141                102575
                   103357                      103448                103754
                   106612                      106241                106867
                   105229                      105147                105649
                   106229                      105873                106504
                   106517                      106201                106856
                   108089                      107762                108309
                   108333                      107870                108266
                   110126                      109552                110193
                   111047                      110517                111449
1 Year             111453                      110760                111628
                   110850                      110106                110947
                   112755                      111901                112766
                   114008                      113020                113928
                   111819                      110906                111512
                   108020                      108189                108390
                   108815                      109011                108845
                   109620                      109633                109705
                   109114                      109457                109387
                   110452                      110848                110754
                   110814                      111335                111175
                   109664                      110433                110030
2 Year             108348                      109506                108820
                   106924                      108290                107198
                   108420                      109611                108796
                   110702                      111398                110906
                   112714                      113593                113213
                   113693                      114819                114209
                   113792                      115141                114461
                   116267                      117870                117150
                   115984                      117781                116787
                   117232                      119260                117850
                   118537                      120521                119005
                   119107                      120988                119600
3 Year             120378                      121928                120736
                   121656                      123148                122016
                   122127                      123788                122797
                   122871                      124952                123755
                   122408                      124636                123371
                   121361                      123655                122125
                   121021                      123525                121905
                   121211                      123407                121881
                   122293                      124305                122624
                   123029                      125259                123691
                   123036                      125350                123703
                   124205                      126403                124755
4 Year             125492                      127639                125915
                   127445                      129528                127741
                   127093                      129239                127345
                   127352                      129734                127651
                   128291                      130704                128582
                   126833                      129318                127232
                   127649                      130004                127868
                   129137                      131538                129352
                   130328                      132656                130516
                   133077                      135335                133322
                   132137                      134523                132242
                   133584                      135855                133591
5 Year             134337                      136561                134179
                   134970                      137043                134674
                   136490                      138533                136353
                   137821                      139825                137499
                   137821                      139982                137540
                   137937                      140045                137567
                   137409                      139454                136893
                   139331                      141301                138728
                   139641                      141771                139149
                   139949                      142197                139466
                   141891                      144138                141474
                   143530                      145737                142974
6 Year             143569                      146087                142977
                   143943                      146449                143291
                   144377                      146855                143750
                   146207                      148676                145360
                   145380                      148137                144589
                   145272                      148171                144561
                   145568                      148585                144951
                   144918                      147939                144096
                   142714                      146075                142136
                   143559                      146973                142797
                   142900                      146782                142154
YTD                143269                      147314                142240

             Comparison of Change in Value of $100,000 Investment in
                   Standish Intermediate Tax Exempt Bond Fund,
                     the Lehman Muni 3, 5, 7, and 10 Index,
                   and the Lipper Intermediate Muni Debt Index

     -----------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/99)

                                                               Since
                                                             Inception
       1 Year            3 Year          5 Year             11/02/1992
     -----------       ----------       ---------       --------------------
       (0.33)%            4.99%           5.68%                5.83%

     -----------------------------------------------------------------------

[The following table was represented as a mountain graph in the printed materials.]

         Standish Intermediate
            Tax Exempt Fund       Lehman Muni 3-5-7-10**    Lipper Int Muni
            ---------------       ----------------------    ---------------
                 100000                    100000                100000
                 101801                    101290                101680
                 102793                    102141                102575
                 104194                    103448                103754
                 107837                    106241                106867
                 106346                    105147                105649
                 107351                    105873                106504
                 107657                    106201                106856
                 109142                    107762                108309
                 109502                    107870                108266
                 111260                    109552                110193
                 112344                    110517                111449
1 Year           112618                    110760                111628
                 112004                    110106                110947
                 113872                    111901                112766
                 114967                    113020                113928
                 112863                    110906                111512
                 109373                    108189                108390
                 110287                    109011                108845
                 111348                    109633                109705
                 111196                    109457                109387
                 112496                    110848                110754
                 112980                    111335                111175
                 112274                    110433                110030
2 Year           111216                    109506                108820
                 109615                    108290                107198
                 110830                    109611                108796
                 112944                    111398                110906
                 114912                    113593                113213
                 115946                    114819                114209
                 116141                    115141                114461
                 118555                    117870                117150
                 118214                    117781                116787
                 119290                    119260                117850
                 120782                    120521                119005
                 121480                    120988                119600
3 Year           122643                    121928                120736
                 124158                    123148                122016
                 124848                    123788                122797
                 125763                    124952                123755
                 125219                    124636                123371
                 124321                    123655                122125
                 124238                    123525                121905
                 124341                    123407                121881
                 125453                    124305                122624
                 126454                    125259                123691
                 126558                    125350                123703
                 127879                    126403                124755
4 Year           129190                    127639                125915
                 131226                    129528                127741
                 130795                    129239                127345
                 131197                    129734                127651
                 132209                    130704                128582
                 130777                    129318                127232
                 131799                    130004                127868
                 133387                    131538                129352
                 134662                    132656                130516
                 137839                    135335                133322
                 136979                    134523                132242
                 138456                    135855                133591
5 Year           139106                    136561                134179
                 139753                    137043                134674
                 141349                    138533                136353
                 142706                    139825                137499
                 142711                    139982                137540
                 142681                    140045                137567
                 142290                    139454                136893
                 143984                    141301                138728
                 144514                    141771                139149
                 144846                    142197                139466
                 146761                    144138                141474
                 148481                    145737                142974
6 Year           148477                    146087                142977
                 148666                    146449                143291
                 148992                    146855                143750
                 150798                    148676                145360
                 149890                    148137                144589
                 150002                    148171                144561
                 150312                    148585                144951
                 149526                    147939                144096
                 147429                    146074                142136
                 148097                    142797                142797
                 147515                    142154                142154
YTD              147988                    147314                142240

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                       Management Discussion and Analysis

The Standish Small Capitalization Tax-Sensitive Equity Fund outperformed the Russell 2000 Growth Index for the year ended September 30, 1999, returning 57.03% versus 32.64% for the benchmark respectively -- a strong showing for the Fund in what continues to be a challenging environment for small cap investors.

Volatility and neglect continued to characterize small cap stocks over the 12-month period ended September 30, 1999. Results have improved considerably over 1998, yet emerging companies remain entrenched in a cycle of inferior relative performance that began over five years ago. Investors continue to disregard the small cap market as demonstrated by the recent decline in mutual fund flows. This dynamic has penalized small cap stocks while fueling the dramatic rise in big cap market averages. Narrow leadership - technology and Internet oriented companies have dominated the market - and interest rate apprehension have made for a precarious small cap investment environment. With the added burden of disappointing earnings in individual companies, a broader turnaround has been slow to develop.

Notwithstanding an erratic small cap market, Standish Small Capitalization Tax-Sensitive Equity provided investors with competitive performance over the past year. During the period, growth-oriented companies led the small cap market, helped by the ongoing, albeit volatile, rise in technology and Internet issues. This type of environment favors our investment strategy; we focus on industries that are revolutionizing the economy and companies that demonstrate sustainable earnings power, solid management, and an enviable competitive position. The Fund's overweight in technology and the Internet contributed to successful fiscal year results, as did strong stock selection in services, a sector that has also stimulated today's economic growth. During the past year the health care sector slightly detracted from the Fund's performance. Typical of the current market, companies in the lower end of the small cap range - generally less than $500 million - labored under the popularity of larger issues. The market cap effect was overshadowed by the positive benefits of sector allocation and stock selection, which greatly contributed to absolute and relative performance.

Looking forward, we are optimistic that investors will come to recognize the attractive valuations, reasonable earnings growth, and compelling innovation available in the small cap market. Though volatility is inherent to small cap investing, historically emerging companies have commensurately rewarded investors. We remain committed to capturing the potential of smaller, optimally positioned, and fundamentally sound companies over a long-term investment horizon.

On a final note, we would like to introduce Ken Winston, the newest member of our small cap team. Ken comes to Standish from investment banker Needham & Co., where he served as a research analyst for Internet and business service companies. His unique perspective on the Fund's primary economic sectors complements the skill and experience of our group.

As always, we are dedicated to assisting you reach your investment goals and appreciate your support of the Standish Small Capitalization Tax-Sensitive Equity Fund.

Sincerely,


/s/ Nicholas S. Battelle

Nicholas S. Battelle

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

             Comparison of Change in Value of $100,000 Investment in
            Standish Small Capitalization Tax-Sensitive Equity Fund,
                        and the Russell 2000 Growth Index

[The following table was represented as a mountain graph in the printed materials.]

                           Standish Small Cap
                       Tax-Sensitive Equity Fund   Russell 2000 Growth
                       -------------------------   -------------------
                               $100,000                $100,000
                                 99,750                  99,172
                                102,750                 103,694
                                107,550                 105,744
                                120,900                 113,862
                                128,800                 119,701
                                120,750                 111,923
                                104,386                  98,259
                                113,194                 105,534
                                117,948                 110,969
                                111,292                 106,181
                                112,994                 109,134
1 Year                          121,231                 111,262
                                126,141                 114,042
                                117,174                 107,155
                                108,557                  99,593
                                108,407                  98,438
                                125,990                 113,233
                                135,058                 117,071
                                142,221                 123,065
                                146,880                 126,757
                                163,362                 136,873
                                151,990                 128,652
                                152,491                 125,585
2 Year                          149,858                 125,655
                                147,189                 123,979
                                161,188                 134,925
                                168,288                 140,585
                                174,432                 141,447
                                161,188                 131,171
                                163,756                 132,511
                                151,671                 121,447
                                117,127                  93,417
                                130,421                 102,889
                                137,269                 108,260
                                148,549                 116,661
3 Year                          165,821                 127,219
                                181,532                 132,944
                                165,116                 120,779
                                186,769                 125,079
                                189,488                 136,124
                                189,186                 136,339
YTD                             206,861                 143,524
                                200,365                 139,089
                                201,271                 133,887
                                204,796                 136,471

     -----------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/99)

                                                      Since
                                                    Inception
               1 Year            3 Year            01/02/1996
             -----------       ----------         -------------
               57.03%            20.19%              21.07%

     -----------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                       Management Discussion and Analysis

The Standish Tax-Sensitive Equity Fund trailed the Standard and Poor 500 Index over the past twelve months, returning 14.46% versus 27.79% for the broader market. Our style, which focuses on searching for attractive valuations across the large capitalization spectrum, did well during the fourth quarter, 1998 and the second quarter, 1999 but has been generally out of favor for the past two years.

The U.S. economy has provided an excellent backdrop for equity investing over the last twelve months. Economic growth has continued to be stronger than anticipated and inflation has remained surprisingly low. Consumer income and optimism grew and economies outside the U.S. began to show much better progress. Yet even in this environment, investors agonized over the appearance of the predecessors to inflation: low unemployment, a declining dollar, a robust U.S. housing market, and rising energy and healthcare costs. Their response has been to stick to a very narrow group of already highly overvalued growth stocks.

Good returns within the Tax-Sensitive Equity Fund came from our capital goods and energy sectors, which rose 40% and 28% over the past twelve months respectively. The best result came from the technology sector, which rose 88% during the period. Certain technology stocks rose dramatically, with Intel up 75% and Sun Microsystems up 215%. Clear difficulties arose in areas that trailed the market such as the financial and consumer stable groups. Our consumer sector was concentrated in smaller capitalization, value stocks that underperformed, while our bank and insurance company positions declined as interest rates rose.

The most important question facing our future strategy: how much longer can a narrow group of stocks outperform the market? It is our conviction that this segment remains dramatically overvalued and that the greatest risk going forward is not the return lost by our more cautious approach but the potential losses embedded in the current market leaders.

We are happy to report that as of September 30, our fund had no realized capital gains to report to shareholders.

Sincerely,


/s/ Laurence A. Manchester

Laurence A. Manchester

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

             Comparison of Change in Value of $100,000 Investment in
            Standish Tax-Sensitive Equity Fund, and the S&P 500 Index

[The following table was represented as a mountain graph in the printed materials.]

          Standish Tax-Sensitive Equity Fund          S&P 500 Index
          ----------------------------------          -------------
                       100000                             100000
                       103400                             103404
                       105950                             104363
                       106600                             105368
                       109050                             106921
                       110950                             109678
                       110250                             110096
                       105763                             105232
                       111813                             107451
                       118971                             113499
                       120836                             116629
                       129608                             125445
1 Year                 130612                             122960
                       138785                             130642
                       138227                             131667
                       134369                             126257
                       140511                             133781
                       151425                             141929
                       157671                             148287
                       173188                             160091
                       169870                             151126
                       179875                             159407
                       174362                             154083
                       178547                             161217
2 Year                 180077                             163986
                       180231                             165799
                       195446                             177758
                       208100                             186861
                       207230                             188741
                       202209                             185496
                       204522                             193031
                       199690                             190976
                       161191                             163365
                       167051                             173830
                       182728                             187962
                       194550                             199353
3 Year                 207743                             210836
                       208568                             219649
                       193103                             212817
                       193000                             221330
                       201403                             229896
                       204960                             224475
                       211780                             236933
                       204388                             229543
                       198030                             228345
                       191207                             222135

     -----------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/99)

                                                      Since
                                                    Inception
               1 Year            3 Year            01/02/1996
             -----------       ----------         -------------
               14.46%            17.14%              18.87%

     -----------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                MASSACHUSETTS                          SMALL CAP            TAX-
                                                 INTERMEDIATE      INTERMEDIATE          TAX-            SENSITIVE
                                                  TAX EXEMPT        TAX EXEMPT         SENSITIVE           EQUITY
                                                  BOND FUND         BOND FUND         EQUITY FUND           FUND
                                               ---------------    ---------------    ---------------   ---------------
ASSETS
  Investments, at value (Note 1A)*             $    62,045,744    $    80,744,242    $   142,314,452   $    29,584,322
  Receivable for investments sold                       45,963            115,000          6,951,945                --
  Receivable for Fund shares sold                       90,000                 --             86,094                --
  Interest and dividends receivable                    974,477          1,358,023                502            31,751
  Receivable for variation margin on open
    financial futures contracts (Note 6)                    --                 --              3,020                --
  Other receivables                                         --                 --                917                --
  Deferred organizational costs (Note 1E)                   --                 --              4,751             4,760
  Prepaid expenses                                       3,362              3,833              4,506             3,734
                                               ---------------    ---------------    ---------------   ---------------
    Total assets                                    63,159,546         82,221,098        149,366,187        29,624,567

LIABILITIES
  Payable for investments purchased                         --                 --          6,137,264                --
  Payable for Fund shares redeemed                          --             10,574            104,935            20,300
  Distribution payable                                 110,148            146,107                 --                --
  Due to custodian                                          --            100,286                 --                --
  Accrued accounting, custody and transfer
    agent fees                                          16,889             20,763             23,291            12,670
  Accrued trustees' fees and expenses
    (Note 2)                                             2,198              2,581              3,783             1,450
  Accrued expenses and other liabilities                24,929             22,342             22,279            21,587
                                               ---------------    ---------------    ---------------   ---------------
    Total liabilities                                  154,164            302,653          6,291,552            56,007
                                               ---------------    ---------------    ---------------   ---------------
NET ASSETS                                     $    63,005,382    $    81,918,445    $   143,074,635   $    29,568,560
                                               ===============    ===============    ===============   ===============
NET ASSETS CONSIST OF:
  Paid-in capital                              $    63,668,071    $    82,758,086    $    99,528,805   $    26,038,033
  Accumulated net realized gain (loss)                (104,124)           218,579          4,749,031        (1,940,247)
  Accumulated undistributed net investment
    income                                               1,180              8,266                 --            60,096
  Net unrealized appreciation (depreciation)          (559,745)        (1,066,486)        38,796,799         5,410,678
                                               ---------------    ---------------    ---------------   ---------------
TOTAL NET ASSETS                               $    63,005,382    $    81,918,445    $   143,074,635   $    29,568,560
                                               ===============    ===============    ===============   ===============
SHARES OF BENEFICIAL INTEREST OUTSTANDING            3,022,260          3,880,328          3,515,711           799,329
                                               ===============    ===============    ===============   ===============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  (Net Assets/Shares outstanding)              $         20.85    $         21.11    $         40.70   $         36.99
                                               ===============    ===============    ===============   ===============
  *Identified cost of investments              $    62,605,489    $    81,810,728    $   103,394,973   $    24,173,644
                                               ===============    ===============    ===============   ===============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                MASSACHUSETTS                    SMALL CAP          TAX-
                                                INTERMEDIATE    INTERMEDIATE        TAX-          SENSITIVE
                                                 TAX EXEMPT      TAX EXEMPT      SENSITIVE         EQUITY
                                                  BOND FUND      BOND FUND      EQUITY FUND         FUND
                                                ------------    ------------    ------------    ------------
INVESTMENT INCOME
  Interest income                               $  2,816,471    $  4,051,804    $    135,328    $     38,659
  Dividend income                                         --              --          74,961         377,002
                                                ------------    ------------    ------------    ------------
    Total investment income                        2,816,471       4,051,804         210,289         415,661

EXPENSES
  Investment advisory fee (Note 2)                   232,763         332,383         673,023         191,380
  Accounting, custody and transfer agent fees        101,157         122,526         138,777          73,991
  Legal and audit services                            26,161          33,191          30,041          23,975
  Amortization of organization expenses (Note
    1E)                                                   --              --           3,774           3,774
  Registration fees                                    1,572          16,697          21,313          13,826
  Insurance expense                                    5,717           6,450           5,201           3,500
  Trustees' fees and expenses (Note 2)                 7,666           8,490          12,780           5,338
  Miscellaneous                                        4,871           4,942           7,831           7,379
                                                ------------    ------------    ------------    ------------
    Total expenses                                   379,907         524,679         892,740         323,163

Deduct:
  Waiver of investment advisory fee (Note 2)              --              --         (13,604)       (131,784)
                                                ------------    ------------    ------------    ------------
    Total expense deductions                              --              --         (13,604)       (131,784)
                                                ------------    ------------    ------------    ------------
      Net expenses                                   379,907         524,679         879,136         191,379
                                                ------------    ------------    ------------    ------------
      Net investment income (loss)                 2,436,564       3,527,125        (668,847)        224,282
                                                ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                 173,855         361,582       6,193,314      (1,097,849)
    Financial futures contracts                       (1,492)             --          85,563              --
                                                ------------    ------------    ------------    ------------
      Net realized gain (loss)                       172,363         361,582       6,278,877      (1,097,849)
  Change in unrealized appreciation
  (depreciation):
    Investment securities                         (2,765,327)     (4,200,130)     39,636,126       5,465,603
    Financial futures contracts                           --              --        (122,680)             --
                                                ------------    ------------    ------------    ------------
      Net change in unrealized appreciation
        (depreciation)                            (2,765,327)     (4,200,130)     39,513,446       5,465,603
                                                ------------    ------------    ------------    ------------
    Net realized and unrealized gain (loss)       (2,592,964)     (3,838,548)     45,792,323       4,367,754
                                                ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS                                  $   (156,400)   $   (311,423)   $ 45,123,476    $  4,592,036
                                                ============    ============    ============    ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          YEAR ENDED     YEAR ENDED
                                                         SEPTEMBER 30,  SEPTEMBER 30,
                                                             1999           1998
                                                         -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                   $ 2,436,564    $ 1,972,853
  Net realized gain                                           172,363        138,343
  Change in unrealized appreciation (depreciation)         (2,765,327)     1,169,361
                                                          -----------    -----------
  Net increase (decrease) in net assets from investment
    operations                                               (156,400)     3,280,557
                                                          -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                               (2,436,564)    (1,972,853)
                                                          -----------    -----------
  Total distributions to shareholders                      (2,436,564)    (1,972,853)
                                                          -----------    -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                         19,533,943     18,573,069
  Value of shares issued to shareholders in payment of
    distributions declared                                  1,085,435        831,218
  Cost of shares redeemed                                  (8,621,088)    (5,512,563)
                                                          -----------    -----------
  Net increase in net assets from Fund share
    transactions                                           11,998,290     13,891,724
                                                          -----------    -----------
TOTAL INCREASE IN NET ASSETS                                9,405,326     15,199,428

NET ASSETS
  At beginning of year                                     53,600,056     38,400,628
                                                          -----------    -----------
  At end of year (including undistributed net
    investment income of $1,180 and $1,180,
    respectively)                                         $63,005,382    $53,600,056
                                                          ===========    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED        YEAR ENDED
                                                                    SEPTEMBER 30,     SEPTEMBER 30,
                                                                        1999              1998
                                                                    ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                             $  3,527,125      $  2,894,070
  Net realized gain                                                      361,582           589,639
  Change in unrealized appreciation (depreciation)                    (4,200,130)        1,186,782
                                                                    ------------      ------------
  Net increase (decrease) in net assets from investment
    operations                                                          (311,423)        4,670,491
                                                                    ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                          (3,527,125)       (2,894,070)
  From net realized gains on investments                                (723,687)         (151,703)
                                                                    ------------      ------------
  Total distributions to shareholders                                 (4,250,812)       (3,045,773)
                                                                    ------------      ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                    36,937,409        40,952,159
  Value of shares issued to shareholders in payment of
    distributions declared                                             2,316,211         1,514,041
  Cost of shares redeemed                                            (31,352,116)      (18,235,034)
                                                                    ------------      ------------
  Net increase in net assets from Fund share
    transactions                                                       7,901,504        24,231,166
                                                                    ------------      ------------
TOTAL INCREASE IN NET ASSETS                                           3,339,269        25,855,884

NET ASSETS
  At beginning of year                                                78,579,176        52,723,292
                                                                    ------------      ------------
  At end of year (including undistributed net
    investment income of $8,266 and $8,266,
    respectively)                                                   $ 81,918,445      $ 78,579,176
                                                                    ============      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED        YEAR ENDED
                                                                    SEPTEMBER 30,     SEPTEMBER 30,
                                                                        1999              1998
                                                                    ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                               $   (668,847)     $   (246,456)
  Net realized gain (loss)                                             6,278,877        (1,446,306)
  Change in unrealized appreciation (depreciation)                    39,513,446        (9,201,341)
                                                                    ------------      ------------
  Net increase (decrease) in net assets from investment
    operations                                                        45,123,476       (10,894,103)
                                                                    ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                                  --            (7,582)
  From net realized gains on investments                                      --          (170,781)
                                                                    ------------      ------------
  Total distributions to shareholders                                         --          (178,363)
                                                                    ------------      ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                    43,866,832        54,482,660
  Value of shares issued to shareholders in payment of
    distributions declared                                                    --           164,809
  Cost of shares redeemed                                            (12,373,955)       (9,877,238)
                                                                    ------------      ------------
  Net increase in net assets from Fund share
    transactions                                                      31,492,877        44,770,231
                                                                    ------------      ------------
TOTAL INCREASE IN NET ASSETS                                          76,616,353        33,697,765

NET ASSETS
  At beginning of year                                                66,458,282        32,760,517
                                                                    ------------      ------------
  At end of year                                                    $143,074,635      $ 66,458,282
                                                                    ============      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR ENDED        YEAR ENDED
                                                                    SEPTEMBER 30,     SEPTEMBER 30,
                                                                        1999              1998
                                                                    ------------      ------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment income                                             $    224,282      $    199,875
  Net realized loss                                                   (1,097,849)         (726,922)
  Change in unrealized appreciation (depreciation)                     5,465,603        (3,234,659)
                                                                    ------------      ------------
  Net increase (decrease) in net assets from investment
    operations                                                         4,592,036        (3,761,706)
                                                                    ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1F)
  From net investment income                                            (221,630)         (161,305)
                                                                    ------------      ------------
  Total distributions to shareholders                                   (221,630)         (161,305)
                                                                    ------------      ------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                    15,452,943        26,303,287
  Value of shares issued to shareholders in payment of
    distributions declared                                               181,126           139,790
  Cost of shares redeemed                                            (22,094,521)       (3,680,400)
                                                                    ------------      ------------
  Net increase (decrease) in net assets from Fund share
    transactions                                                      (6,460,452)       22,762,677
                                                                    ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (2,090,046)       18,839,666

NET ASSETS
  At beginning of year                                                31,658,606        12,818,940
                                                                    ------------      ------------
  At end of year (including undistributed net
    investment income of $60,096 and $62,979,
    respectively)                                                   $ 29,568,560      $ 31,658,606
                                                                    ============      ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                 YEAR ENDED
                                                   YEAR ENDED SEPTEMBER 30,            NINE MONTHS              DECEMBER 31,
                                            --------------------------------------        ENDED          -----------------------
                                             1999(1)         1998           1997    SEPTEMBER 30, 1996     1995           1994
                                            --------       --------       --------  ------------------   --------       --------
NET ASSET VALUE, BEGINNING OF YEAR          $  21.78       $  21.18       $  20.63       $  21.02        $  19.55       $  21.31
                                            --------       --------       --------       --------        --------       --------
FROM INVESTMENT OPERATIONS:
  Net investment income*                        0.90           0.94           0.97           0.74            0.94           0.94
  Net realized and unrealized gain
    (loss) on investments                      (0.93)          0.60           0.55          (0.39)           1.47          (1.75)
                                            --------       --------       --------       --------        --------       --------
Total from investment operations               (0.03)          1.54           1.52           0.35            2.41          (0.81)
                                            --------       --------       --------       --------        --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (0.90)         (0.94)         (0.97)         (0.74)          (0.94)         (0.94)
  From net realized gain on investments           --             --             --             --              --          (0.01)
                                            --------       --------       --------       --------        --------       --------
Total distributions to shareholders            (0.90)         (0.94)         (0.97)         (0.74)          (0.94)         (0.95)
                                            --------       --------       --------       --------        --------       --------
NET ASSET VALUE, END OF YEAR                $  20.85       $  21.78       $  21.18       $  20.63        $  21.02       $  19.55
                                            ========       ========       ========       ========        ========       ========
TOTAL RETURN                                   (0.18)%         7.45%          7.55%          1.70%          12.64%         (3.84)%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                    0.65%          0.65%          0.65%          0.65%+          0.65%          0.65%
  Net Investment Income (to average
    daily net assets)*                          4.19%          4.40%          4.67%          4.78%+          4.71%          4.67%
  Portfolio Turnover                              22%            19%            25%            35%             77%            84%
  Net Assets, End of Year (000's
    omitted)                                $ 63,005       $ 53,600       $ 38,401       $ 32,136        $ 32,565       $ 27,776

-----------------
* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share          $     --       $   0.92       $   0.95       $   0.72        $   0.95       $   0.91

   Ratios (to average daily net assets):
     Expenses                                     --           0.77%          0.75%          0.73%+          0.72%          0.78%
     Net investment income                        --           4.28%          4.57%          4.70%+          4.64%          4.54%

+    Computed on an annualized basis.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         NINE MONTHS                    YEAR ENDED
                                            YEAR ENDED SEPTEMBER 30,        ENDED                      DECEMBER 31,
                                            -----------------------     SEPTEMBER 30,    ---------------------------------------
                                             1999(1)         1998           1997           1996            1995           1994
                                            --------       --------       --------       --------        --------       --------
NET ASSET VALUE, BEGINNING OF YEAR          $  22.30       $  21.78       $  21.12       $  21.40        $  19.91       $  21.44
                                            --------       --------       --------       --------        --------       --------
FROM INVESTMENT OPERATIONS:
  Net investment income*                        0.92           0.96           1.01           0.79            0.98           0.95
  Net realized and unrealized gain
    (loss) on investments                      (0.99)          0.58           0.74          (0.28)           1.49          (1.51)
                                            --------       --------       --------       --------        --------       --------
Total from investment operations               (0.07)          1.54           1.75           0.51            2.47          (0.56)
                                            --------       --------       --------       --------        --------       --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                   (0.92)         (0.96)         (1.01)         (0.79)          (0.98)         (0.95)
  From net realized gain on investments        (0.20)         (0.06)         (0.08)            --              --          (0.02)
                                            --------       --------       --------       --------        --------       --------
Total distributions to shareholders            (1.12)         (1.02)         (1.09)         (0.79)          (0.98)         (0.97)
                                            --------       --------       --------       --------        --------       --------
NET ASSET VALUE, END OF YEAR                $  21.11       $  22.30       $  21.78       $  21.12        $  21.40       $  19.91
                                            ========       ========       ========       ========        ========       ========
TOTAL RETURN                                   (0.33)%         7.24%          8.27%          2.43%          12.65%         (2.68)%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*                                    0.63%          0.65%          0.65%          0.65%+          0.65%          0.65%
  Net Investment Income (to average
    daily net assets)*                          4.24%          4.37%          4.74%          4.99%+          4.75%          4.62%
  Portfolio Turnover                              43%            29%            23%            43%            140%           157%
  Net Assets, End of Year (000's
    omitted)                                $ 81,918       $ 78,579       $ 52,723       $ 34,843        $ 32,865       $ 20,514

-----------------
* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share          $     --       $   0.95       $   0.99       $   0.76        $   0.95       $   0.90

   Ratios (to average daily net assets):
     Expenses                                     --           0.69%          0.74%          0.82%+          0.79%          0.89%
     Net investment income                        --           4.33%          4.65%          4.82%+          4.61%          4.38%

+    Computed on an annualized basis.
(1)  Calculated based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------
                                                      1999(1)           1998(1)           1997            1996(2)
                                                     --------          --------         --------         --------
NET ASSET VALUE, BEGINNING OF YEAR                   $  25.89          $  32.61         $  23.57         $  20.00
                                                     --------          --------         --------         --------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)*                         (0.21)            (0.15)            0.02             0.04
  Net realized and unrealized gain (loss) on
    investments                                         15.02             (6.42)            9.05             3.55
                                                     --------          --------         --------         --------
Total from investment operations                        14.81             (6.57)            9.07             3.59
                                                     --------          --------         --------         --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                               --             (0.01)           (0.03)           (0.02)
  From net realized gain on investments                    --             (0.14)              --               --
                                                     --------          --------         --------         --------
Total distributions to shareholders                        --             (0.15)           (0.03)           (0.02)
                                                     --------          --------         --------         --------
NET ASSET VALUE, END OF YEAR                         $  40.70          $  25.89         $  32.61         $  23.57
                                                     ========          ========         ========         ========
TOTAL RETURN                                            57.03%           (20.16)%          38.50%           17.95%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                0.78%             0.75%            0.21%            0.00%+
  Net Investment Income (Loss) (to average
    daily net assets)*                                  (0.60)%           (0.51)%           0.08%            0.41%+
  Portfolio Turnover                                      168%              102%             102%              57%
  Net Assets, End of Year (000's omitted)            $143,075          $ 66,458         $ 32,761         $  6,896

-----------------
* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share                   $  (0.22)         $  (0.22)        $  (0.16)        $  (0.28)

   Ratios (to average daily net assets):
     Expenses                                            0.79%             0.97%            1.24%            3.45%+
     Net investment loss                                (0.61)%           (0.73)%          (0.95)%          (3.04)%+

(1)  Calculated based on average shares outstanding.
(2) For the period January 2, 1996, commencement of operations, to September 30, 1996.
+    Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------
                                                      1999(1)           1998(1)          1997(1)          1996(2)
                                                     --------          --------         --------         --------
NET ASSET VALUE, BEGINNING OF YEAR                   $  32.50          $  35.24         $  23.60         $  20.00
                                                     --------          --------         --------         --------
FROM INVESTMENT OPERATIONS:
  Net investment income*                                 0.22              0.29             0.39             0.28
  Net realized and unrealized gain (loss) on
    investments                                          4.49             (2.77)           11.58             3.50
                                                     --------          --------         --------         --------
Total from investment operations                         4.71             (2.48)           11.97             3.78
                                                     --------          --------         --------         --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                            (0.22)            (0.26)           (0.33)           (0.18)
                                                     --------          --------         --------         --------
Total distributions to shareholders                     (0.22)            (0.26)           (0.33)           (0.18)
                                                     --------          --------         --------         --------
NET ASSET VALUE, END OF YEAR                         $  36.99          $  32.50         $  35.24         $  23.60
                                                     ========          ========         ========         ========
TOTAL RETURN                                            14.46%            (7.13)%          51.19%           18.97%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*                0.50%             0.50%            0.20%            0.00%+
  Net Investment Income (to average daily net
    assets)*                                             0.59%             0.78%            1.31%            2.27%+
  Portfolio Turnover                                       50%               33%              25%              17%
  Net Assets, End of Year (000's omitted)            $ 29,569          $ 31,659         $ 12,819         $  2,843

-----------------
* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share                   $   0.09          $   0.09         $  (0.07)        $  (0.36)

   Ratios (to average daily net assets):
     Expenses                                            0.85%             1.05%            1.73%            5.15%+
     Net investment income/loss                          0.24%             0.23%           (0.22)%          (2.88)%+

(1)  Calculated based on average shares outstanding.
(2) For the period January 2, 1996, commencement of operations, to September 30, 1996.
+    Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            PAR            VALUE
SECURITY                                                      RATE        MATURITY         VALUE         (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
BONDS -- 98.5%

GENERAL OBLIGATIONS -- 20.8%
Amesbury MA State Qualified                                   5.300%     06/01/2003     $   750,000     $   764,062
Brockton MA State Qualified                                   5.550%     12/15/2003         270,000         276,750
Brockton MA State Qualified                                   5.650%     12/15/2004         300,000         309,000
Brockton MA State Qualified                                   5.700%     06/15/2002         160,000         163,800
Brockton MA State Qualified                                   6.125%     06/15/2018         250,000         254,375
Commonwealth of Massachusetts                                 5.000%     11/01/2009       1,000,000       1,000,000
Commonwealth of Massachusetts                                 7.500%     06/01/2004         700,000         769,125
Lawrence MA State Qualified                                   5.000%     09/15/2002         250,000         254,062
Lawrence MA State Qualified                                   5.125%     09/15/2003       1,500,000       1,531,875
Mass Bay Transportation Authority                             7.000%     03/01/2011       1,000,000       1,157,500
Mass St College Bldg Authority Project                        7.500%     05/01/2006         500,000         574,375
Mass St College Bldg Authority Project                        7.500%     05/01/2007         450,000         522,562
Mass St College Bldg Authority Project                        7.500%     05/01/2008         250,000         293,125
Mass State Conservation Loan                                  5.250%     08/01/2009       1,100,000       1,122,000
Massachusetts Bay Transportation Authority                    5.250%     03/01/2007         775,000         793,406
Massachusetts Bay Transportation Authority                    6.000%     03/01/2005         350,000         371,875
Massachusetts NCL                                             6.000%     11/01/2011         850,000         912,687
Massachusetts St Govt Ld Bk                                   5.250%     02/01/2007         900,000         920,250
University of Mass Building Authority State
Guarantee                                                     6.625%     05/01/2007       1,000,000       1,105,000
                                                                                                        -----------
Total General Obligations (Cost $13,062,460)                                                             13,095,829
                                                                                                        -----------
GOVERNMENT BACKED -- 2.6%
Massachusetts Water Pollution Abatement                       6.000%     02/01/2005         500,000         531,875
Plymouth County Ctfs Partnership                              7.000%     04/01/2022       1,000,000       1,091,250
                                                                                                        -----------
Total Government Backed (Cost $1,630,782)                                                                 1,623,125
                                                                                                        -----------
HOUSING REVENUE -- 9.1%
Mass HFA Residential Development FNMA                         6.250%     11/15/2012       1,000,000       1,050,000
Mass HFA Residential Development FNMA                         6.875%     11/15/2011       1,000,000       1,063,750
Mass HFA Residential Development FNMA                         6.875%     11/15/2011       1,000,000       1,063,750
Mass HFA SFM                                                  6.500%     12/01/2014          10,000          10,086
Massachusetts St Housing Finance Agency                       5.750%     12/01/2017          10,000          10,000
Massachusetts St Housing Finance Agency                       6.300%     10/01/2013         950,000         988,000
Massachusetts St Housing Finance Agency MFU
FNMA                                                          6.250%     11/15/2012       1,000,000       1,050,000
Virgin Islands HFA                                            4.000%     06/01/2000         500,000         500,270
                                                                                                        -----------
Total Housing Revenue (Cost $5,732,261)                                                                   5,735,856
                                                                                                        -----------
INDUSTRIAL DEVELOPMENT -- 1.4%
City of Boston Industrial Development Finance
Authority                                                     7.375%     05/15/2015         865,000         905,006
                                                                                                        -----------
Total Industrial Development (Cost $918,372)                                                                905,006
                                                                                                        -----------
INSURED BOND -- 33.5%
Brockton MA MBIA                                              6.000%     04/01/2007       1,010,000       1,083,225
Chelsea MA School District AMBAC                              6.000%     06/15/2004         750,000         796,875
Chelsea MA School District AMBAC                              7.000%     06/15/2003         265,000         287,525
Holyoke MA FSA                                                5.250%     08/01/2008         485,000         495,306
Holyoke MA FSA                                                6.000%     06/15/2006         600,000         642,750

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            PAR            VALUE
SECURITY                                                      RATE        MATURITY         VALUE         (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
INSURED BOND (CONTINUED)
Holyoke MA FSA                                                6.000%     06/15/2007     $   800,000     $   859,000
MA DFA Curry College                                          4.100%     03/01/2004         200,000         195,500
Mass HEFA Cath Health AMBAC                                   5.000%     11/15/2007         300,000         300,750
Mass HEFA Hallmark Health FSA                                 5.250%     07/01/2007       1,000,000       1,018,750
Mass HEFA Harvard Pilgrim FSA                                 5.250%     07/01/2006       1,100,000       1,124,750
Mass HEFA Mass Eye and Ear ACA                                5.000%     07/01/2005         660,000         662,475
Mass HEFA NE Medical FGIC                                     6.000%     07/01/2003         400,000         420,000
Mass HEFA Northeastern University MBIA                        5.500%     10/01/2009         500,000         516,875
Mass HEFA Partners FSA                                        5.500%     07/01/2007         635,000         656,431
Mass St Turnpike Authority AMBAC                              5.125%     01/01/2009         875,000         878,281
Mass State Development Finance Agency Revenue                 5.500%     09/01/2002         175,000         179,594
Mass State Development Finance Agency Revenue                 5.500%     09/01/2003         265,000         272,619
Mass State Development Finance Agency Revenue                 5.500%     09/01/2004         280,000         288,750
Mass State Development Finance Agency Revenue                 5.500%     09/01/2005         175,000         180,250
Mass State General Obligation MBIA                            4.750%     04/01/2018         500,000         434,375
Mass State Revenue AMBAC                                      5.750%     08/01/2010       1,000,000       1,056,250
Massachusetts Bay Transportation Authority FGIC               5.500%     03/01/2011       1,000,000       1,030,000
Massachusetts Bay Transportation Authority FSA                5.250%     03/01/2012         500,000         519,375
Massachusetts Port Authority MBIA                             5.750%     07/01/2007         500,000         521,875
Nantucket MA MBIA                                             6.000%     07/15/2007         500,000         537,500
New Bedford MA AMBAC                                          6.000%     10/15/2005         575,000         616,687
Puerto Rico Commonwealth FSA                                  5.500%     07/01/2012       1,400,000       1,457,750
Puerto Rico Commonwealth Highway &
Transportation Authority MBIA                                 5.500%     07/01/2013       1,140,000       1,169,925
Springfield MA AMBAC                                          6.250%     08/01/2006       1,000,000       1,087,500
Springfield MA FSA                                            5.650%     09/01/2007         700,000         737,625
Upper Blackstone Water AMBAC                                  6.500%     08/01/2005         430,000         470,850
Worcester MA FSA NCL                                          5.500%     04/01/2010         600,000         617,250
                                                                                                        -----------
Total Insured Bond (Cost $21,337,448)                                                                    21,116,668
                                                                                                        -----------
LEASE REVENUE -- 1.2%
Puerto Rico Housing Bank Appropriation                        5.125%     12/01/2005         750,000         758,437
                                                                                                        -----------
Total Lease Revenue (Cost $743,097)                                                                         758,437
                                                                                                        -----------
LOC GIC -- 1.2%
Mass IFA Amesbury LOC: State Street                           5.350%     09/01/2005         320,000         322,346
Mass IFA Orchard Cove Project LOC: Fleet
National Bank                                                 5.000%     05/01/2026         415,000         416,556
                                                                                                        -----------
Total LOC GIC (Cost $735,000)                                                                               738,902
                                                                                                        -----------
PREREFUNDED -- 1.4%
Mass HEFA Melrose Wakefield Hospital                          6.350%     07/01/2006         310,000         335,575
Prerefunded Cons Ln-Series A                                  6.000%     06/01/2013         500,000         521,875
                                                                                                        -----------
Total PreRefunded (Cost $832,514)                                                                           857,450
                                                                                                        -----------
REVENUE BONDS -- 23.0%
MA DFA Williston School                                       6.000%     10/01/2013         500,000         477,500
Mass HEFA Cape Cod Healthcare                                 5.125%     11/15/2009         600,000         575,250
Mass HEFA Central New England Health Systems                  5.750%     08/01/2003         360,000         360,000
Mass HEFA Childrens Hospital                                  6.125%     10/01/2012         550,000         570,625

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            PAR            VALUE
SECURITY                                                      RATE        MATURITY         VALUE         (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
REVENUE BONDS (CONTINUED)
Mass HEFA Dana Farber Notes NCL                               6.500%     12/01/2006     $   650,000     $   694,688
Mass HEFA Jordan Hospital                                     5.000%     10/01/2005         325,000         320,125
Mass HEFA Jordan Hospital                                     5.000%     10/01/2008         665,000         638,400
Mass HEFA Milford Hospital                                    5.250%     07/15/2007         600,000         585,000
Mass HEFA No. Adams Regional Hospital                         6.750%     07/01/2009         600,000         639,750
Mass HEFA Partners HealthCare                                 5.000%     07/01/2009         500,000         480,000
Mass HEFA Youville Hospital FHA Secured                       6.125%     02/15/2015         665,000         687,444
Mass IFA Berkshire Retirement Development(a)                  5.125%     07/01/2018         530,000         530,975
Mass IFA Brooks School                                        5.600%     07/01/2005         245,000         259,088
Mass IFA Brooks School                                        5.900%     07/01/2013         410,000         437,675
Mass IFA Clark University                                     6.450%     07/01/2001         300,000         309,750
Mass IFA Resource Recovery                                    6.150%     07/01/2002       1,000,000       1,026,250
Mass IFA Resource Recovery Ogden                              4.800%     12/01/2004       1,000,000         986,250
Mass IFA Wentworth Institute                                  5.050%     10/01/2005         290,000         285,650
Mass IFA Wentworth Institute                                  5.100%     10/01/2006         305,000         299,281
Mass St HEFA Jordan Hospital                                  5.000%     10/01/2004         305,000         302,713
Mass Water Resource Authority                                 5.250%     03/01/2013         500,000         488,750
Mass Water Resource Authority                                 7.250%     04/01/2001         200,000         206,998
Massachusetts IFA Springfield College                         5.625%     09/15/2010         750,000         736,875
Massachusetts Port Authority                                  5.750%     07/01/2012         700,000         726,250
Massachusetts Water Pollution Trust                           5.250%     02/01/2008         650,000         667,063
Massachusetts Water Trust New Bedford NCL                     5.250%     02/01/2011         330,000         329,175
Puerto Rico Industrial Tour Ed Anamendez Univ                 5.000%     02/01/2005         250,000         249,688
Puerto Rico Industrial Tour Ed Anamendez Univ                 5.000%     02/01/2006         650,000         645,938
                                                                                                        -----------
Total Revenue Bonds (Cost $14,742,980)                                                                   14,517,151
                                                                                                        -----------
SPECIAL REVENUES -- 4.3%
Massachusetts Grant Anticipation Notes                        5.000%     12/15/2008         650,000         650,813
Massachusetts Grant Anticipation Notes                        5.250%     06/15/2008       1,000,000       1,018,750
Massachusetts St Special Obligation                           5.500%     06/01/2013       1,000,000       1,013,750
                                                                                                        -----------
Total Special Revenues (Cost $2,856,568)                                                                  2,683,313
                                                                                                        -----------
TOTAL BONDS (COST $62,591,482)                                                                           62,031,737
                                                                                                        -----------
SHORT-TERM INVESTMENTS -- 0.0%

REPURCHASE AGREEMENTS -- 0.0%
Prudential-Bache Repurchase Agreement, dated 9/30/99, due
10/01/99, with a maturity value of $14,009 and an effective yield of 4.48%, collateralized by a U.S. Government Agency Obligation with a rate of 6.00%, a maturity date of 3/01/13 and an aggregate
market value of $14,287.                                                                                $    14,007
                                                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS (COST $14,007)                                                                  14,007
                                                                                                        -----------

TOTAL INVESTMENTS -- 98.5% (COST $62,605,489)                                                           $62,045,744

OTHER ASSETS, LESS LIABILITIES -- 1.5%                                                                      959,638
                                                                                                        -----------
NET ASSETS -- 100.0%                                                                                    $63,005,382
                                                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
            STANDISH MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
DFA - Development Financial Agency
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Association
GIC - Guaranteed Investment Contract
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
MFU - Multi-Family Unit
NCL - Non-callable
SFM - Single Family Mortgage
(a)  Variable Rate Security; rate indicated is as of 9/30/99.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            PAR            VALUE
SECURITY                                                      RATE        MATURITY         VALUE         (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
BONDS -- 97.2%

GENERAL OBLIGATIONS -- 13.1%

GENERAL OBLIGATIONS -- 13.1%
Alpine Utah School District                                   5.000%     03/15/2011     $    25,000     $    24,656
Alpine Utah School District                                   5.000%     03/15/2012       1,000,000         976,250
Commonwealth of Massachusetts                                 6.000%     11/01/2008         500,000         536,875
Commonwealth of Massachusetts                                 7.500%     06/01/2004         500,000         549,375
Conroe Texas Independant School District                      5.500%     02/15/2013         700,000         710,500
District of Columbia                                          5.800%     06/01/2004         460,000         474,950
Georgia State NCL                                             6.250%     04/01/2006       1,000,000       1,086,250
Grand Central NY District Management                          5.000%     01/01/2006          25,000          25,000
Honolulu HI City & County                                     5.400%     09/27/2007         500,000         505,625
Hudson County NJ Import Authority                             7.600%     08/01/2025         875,000         912,791
King County WA 412 School District                            5.250%     12/01/2010       1,495,000       1,496,869
Klein TX Independent School District                          5.250%     08/01/2006       1,000,000       1,028,750
Lawrence MA State Qualified                                   5.375%     09/15/2005         500,000         514,375
Magnolia Island Texas                                         5.375%     08/15/2005       1,000,000       1,037,500
Massachusetts NCL                                             6.000%     11/01/2011         750,000         805,312
New York State NCL                                            5.000%     03/01/2005          15,000          15,244
                                                                                                        -----------
Total General Obligations (Cost $11,019,446)                                                             10,700,322
                                                                                                        -----------
HOUSING REVENUE -- 10.2%
California Housing Authority                                  5.050%     02/01/2017         420,000         417,375
California Housing Authority MBIA                             5.650%     08/01/2025         260,000         260,325
Colorado HFA Multi Family Insured Mortgage                    7.900%     10/01/2000         225,000         231,041
Florida Housing Finance Agency                                0.000%     07/15/2016         260,000          36,400
Hawaii Housing Finance and Development Corp                   7.000%     07/01/2031         550,000         573,375
Mass HFA Residential Development FNMA                         6.875%     11/15/2011         400,000         425,500
Michigan Housing Development Authority AMBAC                  6.400%     04/01/2005         250,000         263,750
New Hampshire Housing Finance Agency                          6.600%     01/01/2000         400,000         401,796
New Mexico Mortgage Finance Authority                         5.750%     07/01/2014         330,000         330,412
New Mexico Mortgage Finance Authority                         6.250%     07/01/2029       1,000,000       1,042,500
New York Mortgage Agency                                      5.750%     04/01/2004         650,000         671,937
North Carolina Housing Finance Agency                         7.600%     03/01/2021         600,000         624,000
Ohio HFA SFM Amt NCL                                          4.300%     09/01/2002         500,000         496,250
Pennsylvania Housing Finance Agency                           5.350%     10/01/2008         325,000         328,656
Rhode Island Housing & Mortgage                               4.950%     10/01/2016         350,000         348,687
Texas Dept Housing & Community                                6.950%     07/01/2023         490,000         512,662
Virginia Housing Development Authority                        0.000%     11/01/2017         180,000          34,882
Virginia Housing Development Authority
Commission                                                    6.100%     07/01/2001       1,300,000       1,330,875
Washington Housing Finance Agency                             7.100%     07/01/2022          60,000          61,800
                                                                                                        -----------
Total Housing Revenue (Cost $8,500,856)                                                                   8,392,223
                                                                                                        -----------
INDUSTRIAL DEVELOPMENT -- 5.9%
Alaska Industrial Development and Export
Authority                                                     5.500%     04/01/2001         500,000         508,125
Alaska Industrial Development and Export
Authority                                                     6.200%     04/01/2003         150,000         157,312
California Statewide Equity Residential(a)                    5.200%     12/01/2029       1,000,000         978,750
Dayton OH Special Facilities Emery                            6.050%     10/01/2009         500,000         516,250
Dayton OH Special Facilities Emery                            6.050%     10/01/2009       1,000,000       1,032,500
Eddyville IA Pollution Control Revenue
Cargill                                                       5.400%     10/01/2006         500,000         513,125
Hendersonville TN Kroger                                      5.950%     12/15/2008         420,000         423,675

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            PAR            VALUE
SECURITY                                                      RATE        MATURITY         VALUE         (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT (CONTINUED)
Murray KY Industrial Development Kroger                       7.250%     09/01/2012     $   350,000     $   377,125
Weld County CO Industrial Development Conagra                 6.750%     12/15/2001         275,000         284,969
                                                                                                        -----------
Total Industrial Development (Cost $4,811,424)                                                            4,791,831
                                                                                                        -----------
INSURED BOND -- 35.0%
Chicago IL Board of Education AMBAC                           6.750%     12/01/2009         465,000         526,031
Chicago IL FGIC                                               5.250%     01/01/2012       1,000,000         987,500
Cleveland Ohio Airport System FSA                             5.500%     01/01/2007       1,000,000       1,032,500
Cook County IL Community College FGIC                         8.750%     01/01/2006       1,000,000       1,203,750
Cow Creek Band Umpqua OR AMBAC                                4.250%     07/01/2003         800,000         793,000
Denver CO Airport MBIA                                        7.500%     11/15/2006         500,000         566,250
District of Columbia MBIA                                     5.750%     06/01/2010          25,000          25,969
District of Columbia MBIA                                     6.000%     06/01/2011       1,275,000       1,345,125
District of Columbia Medlantic Hospital MBIA                  7.000%     08/15/2005         500,000         534,375
Georgia Municipal Electric Authority Power FGIC               6.250%     01/01/2012       1,150,000       1,246,312
Grand River Dam Authority Oklahoma AMBAC                      5.500%     06/01/2013         385,000         391,256
Greater Detroit MI Resource Recovery AMBAC                    6.250%     12/13/2007         400,000         433,000
Harris County Texas Health Facility MBIA                      5.375%     07/01/2008       1,000,000       1,021,250
Henderson, Nevada FGIC                                        5.000%     09/01/2016       1,000,000         921,250
Hot Springs AK Sales & Use Tax FSA                            4.950%     12/01/2008         140,000         139,650
Illinois Health Facilities Authority Revenue
Asset Guaranty                                                6.250%     05/01/2011       1,300,000       1,342,250
Intercommunity HFA ACA                                        5.000%     11/01/2005       2,020,000       2,032,625
Jefferson County OH Asset Guaranty                            6.625%     12/01/2005         285,000         302,456
Maine Government Facility Authority FSA                       5.750%     10/01/2010       1,000,000       1,052,500
Michigan Strategic Fd Ltd. FGIC                               6.950%     09/01/2021       1,000,000       1,053,750
NC Eastern Municipal Power Agency ACA                         6.000%     01/01/2006       1,000,000       1,037,500
Nassau County NY FGIC                                         6.000%     07/01/2010          25,000          26,656
New York Dormitory Authority AMBAC                            4.400%     08/01/2013         500,000         494,375
New York Dormitory Authority AMBAC                            5.250%     07/01/2008       1,890,000       1,925,438
New York Dormitory Authority Asset Guaranty                   5.250%     07/01/2005       1,000,000       1,020,000
New York Methodist Hospital AMBAC                             5.000%     07/01/2008       1,000,000       1,001,250
Oklahoma IDA Baptist Med Center AMBAC                         7.000%     08/15/2006         500,000         565,000
Orange County CA Recovery MBIA                                5.800%     07/01/2016         400,000         409,000
Palm Beach County FL Solid Waste AMBAC                        6.000%     10/01/2009          60,000          65,025
Palm Beach County FL Solid Waste AMBAC                        6.000%     10/01/2009         440,000         472,450
Philadelphia PA AMBAC                                         5.125%     02/01/2008       1,050,000       1,059,188
Tampa FL Health MBIA                                          5.500%     11/15/2012       1,000,000       1,015,000
Teton County WY St John Hospital ACA                          5.000%     12/01/2004         535,000         539,013
Tucson AZ COP Asset Guaranty                                  6.000%     07/01/2004         500,000         525,625
Washington DC Convent Center Authority AMBAC                  5.250%     10/01/2014       1,000,000         966,250
Washington HCFA MBIA                                          5.000%     08/15/2018         700,000         623,875
                                                                                                        -----------
Total Insured Bond (Cost $29,344,618)                                                                    28,696,444
                                                                                                        -----------
LEASE REVENUE -- 5.9%
Battery Park NY Authority Junior Lien                         5.200%     11/01/2023         315,000         298,463
NY Metropolitan Transportation Authority                      5.750%     07/01/2015         500,000         501,250
New York Dormitory Authority                                  5.500%     02/15/2005       1,000,000       1,018,750
New York Dormitory Authority                                  6.000%     07/01/2006         500,000         530,625
New York State Urban Development Corp.                        5.000%     01/01/2005       1,155,000       1,165,106
New York Urban Development Corp.                              6.000%     01/01/2004         750,000         787,500
New York Urban Development Corp.                              6.250%     04/01/2002         500,000         520,625
                                                                                                        -----------
Total Lease Revenue (Cost $4,805,330)                                                                     4,822,319
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            PAR            VALUE
SECURITY                                                      RATE        MATURITY         VALUE         (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
LOC GIC -- 1.3%
Michigan Housing Authority LOC: Sumitomo Bank                 5.500%     06/01/2018     $   530,000     $   530,090
New York Dormitory Authority LOC: Fleet Bank                  5.500%     07/01/2003         500,000         511,250
                                                                                                        -----------
Total LOC GIC (Cost $1,037,002)                                                                           1,041,340
                                                                                                        -----------
PREREFUNDED -- 3.8%
Cincinnati OH Public Schools                                  6.150%     06/15/2002         600,000         621,000
District of Columbia                                          5.800%     06/01/2004          40,000          41,900
District of Columbia Medlantic Hospital                       7.000%     08/15/2005         500,000         535,625
Mashantucket CT Western Pequot                                6.500%     09/01/2005         995,000       1,093,256
Met Peoria IL                                                 6.250%     07/01/2017         300,000         329,625
Texas State Turnpike                                         12.625%     01/01/2020         400,000         491,500
                                                                                                        -----------
Total PreRefunded (Cost $2,993,459)                                                                       3,112,906
                                                                                                        -----------
REVENUE BONDS -- 18.4%
Baxter County AZ Hospital                                     5.375%     09/01/2014       1,000,000         941,250
Camden NJ Cooper Hospitals                                    5.600%     02/15/2007         240,000         192,000
Florida State Mid-Bay Bridge Authority                        4.000%     10/01/2022       1,000,000       1,015,000
Foothills CA Transportation Agency                            0.000%     01/01/2007         500,000         396,875
Illinois Educational Facilities Authority
Revenues University of Chicago                                5.000%     07/01/2008         685,000         690,994
Illinois HEFA Northwestern University                         5.050%     11/01/2032         500,000         499,375
MA DFA Williston School                                       6.000%     10/01/2013         300,000         286,500
Mass IFA Berkshire Retirement Development(a)                  5.125%     07/01/2018         500,000         500,920
Mass IFA Resource Recovery                                    6.150%     07/01/2002         700,000         718,375
Med Univ SC Hospital Facility Revenue                         5.625%     07/01/2010       1,000,000         991,250
Met Govt Nashville & Davidson TN Vanderbilt                   6.000%     05/01/2008         610,000         650,413
Met Govt Nashville TN Charity                                 5.000%     11/01/2007       1,000,000         990,000
Montana Student Assistance Corp.                              5.950%     12/01/2012         230,000         228,275
NH Education Authority Brewster Acadamy                       5.400%     06/01/2001         205,000         206,794
NH HEFA Nashua Hospital                                       6.250%     10/01/2008         750,000         773,438
New Hampshire HEFA Monadnock Hospital                         5.250%     10/01/2007         550,000         528,688
New York Med Center Mt. Sinai FHA                             5.950%     08/15/2009         150,000         153,188
New York Med Center St. Luke's FHA                            5.600%     08/15/2013         445,000         448,894
Port Jervis NY IDA                                            5.250%     11/01/2006         100,000          99,000
Puerto Rico Industrial Tour Ed Anamendez
University                                                    5.000%     02/01/2008         700,000         685,125
Scranton PA Allied Rehabilitation                             7.125%     07/15/2005       1,075,000       1,134,125
Scranton-Lackawanna PA Health                                 6.600%     07/15/2000         200,000         201,192
Stanislaus CA Ogden                                           7.625%     01/01/2010         375,000         384,821
Tyler TX Health Facilities Development Corp.                  5.250%     07/01/2001         835,000         839,175
Utah Student Loan AMBAC                                       7.450%     11/01/2008       1,200,000       1,254,696
Volusia FL HEFA - Embry Riddle University                     5.500%     10/15/2004         270,000         275,063
Wisconsin State Transportation                                5.500%     07/01/2010          15,000          15,394
                                                                                                        -----------
Total Revenue Bonds (Cost $15,203,511)                                                                   15,100,820
                                                                                                        -----------
SPECIAL REVENUES -- 3.6%
Castle Rock CO Import Authority                               5.750%     12/01/2001         500,000         514,375
District of Columbia Redevelopment Agency                     5.625%     11/01/2010         600,000         609,000
Long Beach CA Aquarium                                        5.750%     07/01/2005         200,000         209,250

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                   STANDISH INTERMEDIATE TAX EXEMPT BOND FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            PAR            VALUE
SECURITY                                                      RATE        MATURITY         VALUE         (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
SPECIAL REVENUES (CONTINUED)
Los Angeles CA Community Redevelopment                        5.000%     11/15/2000     $   500,000     $   505,000
Municipal Assistance Corp. NY                                 6.250%     07/01/2008       1,000,000       1,091,250
                                                                                                        -----------
Total Special Revenues (Cost $2,937,920)                                                                  2,928,875
                                                                                                        -----------
TOTAL BONDS (COST $80,653,566)                                                                           79,587,080
                                                                                                        -----------
SHORT-TERM INVESTMENTS -- 1.4%

REPURCHASE AGREEMENTS -- 0.1%
Prudential-Bache Repurchase Agreement, dated
09/30/99, due 10/001/2099, with a maturity
value of $57,169 and an effective yield of
4.48%, collateralized by a U.S. Government
Agency Obligation with a rate of 6.00%, a
maturity date of 03/001/2013 and an aggregate
market value of $58,305                                                                                 $    57,162
                                                                                                        -----------
SHORT TERM BONDS -- 1.3%
Grapevine TX Industrial Development Corp.++                   3.800%     12/01/2024         100,000         100,000
Lone Star Airport Improvement++                               3.450%     12/01/2014         400,000         400,000
Lone Star Airport Improvement++                               3.800%     12/01/2014         200,000         200,000
Mass Health Education Facility Authority++                    3.850%     07/01/2005         100,000         100,000
New York State Energy Research & Development++                3.700%     06/01/2029         200,000         200,000
SC Jobs Economic Development Authority++                      4.100%     07/01/2022         100,000         100,000
                                                                                                        -----------
                                                                                                          1,100,000
                                                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,157,162)                                                            1,157,162
                                                                                                        -----------

TOTAL INVESTMENTS -- 98.6% (COST $81,810,728)                                                           $80,744,242

OTHER ASSETS, LESS LIABILITIES -- 1.4%                                                                    1,174,203
                                                                                                        -----------
NET ASSETS -- 100.0%                                                                                    $81,918,445
                                                                                                        ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
COP - Certification of Participation
DFA - Development Financial Agency
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Association
GIC - Guaranteed Investment Contract
HCFA - Health Care Facilities Authority
HEFA - Health & Educational Facilities Authority
HFA - Housing Finance Authority
IDA - Industrial Development Authority
IFA - Industrial Finance Authority
LOC - Letter of Credit
MBIA - Municipal Bond Insurance Association
NCL - Non-callable
SFM - Single Family Mortgage
(a)  Variable Rate Security; rate indicated is as of 09/30/99.
=/= Date shown reflects actual maturity date. Security puttable on a daily basis.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                SHARES        (NOTE 1A)
--------------------------------------------------------------------------------
EQUITIES -- 96.5%

CAPITAL GOODS -- 3.3%
Eagle USA Airfreight, Inc.*                             87,050       $ 2,606,059
Expeditors International Wash, Inc.                     64,100         2,057,213
                                                                     -----------
                                                                       4,663,272
                                                                     -----------
EARLY CYCLICAL -- 2.5%
Forward Air Corp.*                                     108,800         2,570,400
Ryanair Holdings PLC ADR*                               23,100         1,059,712
                                                                     -----------
                                                                       3,630,112
                                                                     -----------
ENERGY -- 1.8%
Cal Dive International, Inc.*                           44,300         1,517,275
Cooper Cameron Corp.*                                   28,500         1,075,875
                                                                     -----------
                                                                       2,593,150
                                                                     -----------
FINANCIAL -- 2.0%
Costar Group, Inc.*                                     76,400         1,824,050
Wintrust Financial Corp.*                               61,800         1,066,050
                                                                     -----------
                                                                       2,890,100
                                                                     -----------
GROWTH CYCLICAL -- 5.3%
Cinar Corp.*                                            95,800         2,897,950
Global Sports, Inc.*                                    57,100         1,277,612
Steiner Leisure Ltd.*                                   44,025         1,100,625
Westwood One, Inc.*                                     49,800         2,247,225
                                                                     -----------
                                                                       7,523,412
                                                                     -----------
HEALTH CARE -- 24.2%
ADAC Laboratories*                                     168,200         1,650,462
Alkermes, Inc.*                                         56,000         1,613,500
Cephalon, Inc.*                                        110,400         1,983,756
Chirex, Inc.*                                           79,200         2,044,350
Cytyc Corp.*                                            80,900         3,129,819
Human Genome Sciences, Inc.*                             4,600           339,250
Ilex Oncology, Inc.*                                    82,800         1,014,300
Impath, Inc.*                                           63,400         1,846,525
Inhale Therapeutic Systems, Inc.*                       67,700         2,056,387
Medquist, Inc.*                                         51,000         1,705,312
Novoste Corp.*                                         102,000         1,820,068
Pharmacyclics, Inc.*                                    74,300         3,037,012
Protein Design Labs, Inc.*                              38,200         1,379,975
Transkaryotic Therapies, Inc.*                          56,200         2,887,275
Triangle Pharmaceuticals, Inc.*                        119,800         2,306,150
United Therapeutics*                                    93,200         2,691,150
Vertex Pharmaceuticals, Inc.*                           48,700         1,512,744
Vical, Inc.*                                           121,500         1,678,219
                                                                     -----------
                                                                      34,696,254
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                SHARES        (NOTE 1A)
--------------------------------------------------------------------------------
OTHER -- 1.9%
Nasdaq-100 Shares*                                      22,900     $   2,753,011
                                                                   -------------
SERVICES -- 31.4%
24/7 Media, Inc.*                                       34,700         1,314,263
AHL Services, Inc.*                                     22,500           586,406
Abacus Direct Corp.*                                    31,000         3,778,125
Citadel Communication Corp.*                            48,900         1,668,712
Concentric Network Corp.*                               89,600         1,820,000
Digex, Inc.*                                            62,400         1,478,100
Digital River, Inc.*                                    67,600         1,470,300
Exodus Communications, Inc.*                            29,600         2,133,050
F.Y.I., Inc.*                                           51,700         1,741,644
Hispanic Broadcasting Corp.*                            39,800         3,029,775
Insight Communications, Inc.*                           68,900         1,972,262
Luminant Worldwide Corp.*                               43,300         1,331,475
Network Event Theater, Inc.*                            53,200         1,190,350
On Assignment, Inc.*                                    23,100           554,400
Paxson Communications Corp.*                           176,800         2,165,800
Pinnacle Holdings, Inc.*                                87,400         2,283,325
Rowecom, Inc.*                                          54,400         1,509,600
SBS Broadcasting SA*                                   114,400         4,433,000
Saga Communications Inc., Class A*                      96,200         2,212,600
Salem Communications Corp., Class A*                    73,200         1,866,600
Sapient Corp.*                                          24,000         2,262,000
Sportsline USA, Inc.*                                   81,900         2,421,169
Starmedia Network, Inc.*                                44,600         1,637,658
                                                                   -------------
                                                                      44,860,614
                                                                   -------------
TECHNOLOGY -- 24.1%
ATMI, Inc.*                                             79,600         2,970,075
Applied Micro Circuits Corp.*                           61,600         3,511,200
Bea Systems, Inc.*                                      65,500         2,312,969
Credence Systems Corp.*                                 43,400         1,947,575
Cybex Corp.*                                            62,300         2,079,263
Emulex Corp.*                                           19,800         1,700,325
National Computer System, Inc.                          61,600         2,361,978
Netscout Systems, Inc.*                                 61,600         1,320,550
PRI Automation, Inc.*                                   53,700         1,939,913
Pervasive Software, Inc.*                               65,700         2,266,650
Photronics, Inc.*                                       83,600         1,875,775
Qlogic Corp.*                                           31,300         2,187,088
Semtech Corp.*                                         111,600         4,087,350
TSI International Software Ltd.*                        43,800         1,188,075
Verisign, Inc.*                                         25,600         2,726,400
                                                                   -------------
                                                                      34,475,186
                                                                   -------------
TOTAL EQUITIES (COST $99,165,632)                                    138,085,111
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAP TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                            PAR            VALUE
SECURITY                                                      RATE        MATURITY         VALUE         (NOTE 1A)
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%

U.S. GOVERNMENT AGENCY -- 0.2%
U.S. Treasury Bill+                                           4.540%     12/23/1999     $   200,000    $    197,828
                                                                                                       ------------
REPURCHASE AGREEMENTS -- 2.8%
Prudential-Bache Repurchase Agreement, dated
9/30/99, due 10/01/99, with a maturity value
of $4,032,015 and an effective yield of
4.48%, collateralized by a U.S. Government
Agency Obligation with a rate of 6.00%, a
maturity date of 3/01/13 and an aggregate
market value of $4,112,143                                                                             $  4,031,513
                                                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,229,341)                                                            4,229,341
                                                                                                       ------------

TOTAL INVESTMENTS -- 99.5% (COST $103,394,973)                                                         $142,314,452

OTHER ASSETS, LESS LIABILITIES -- 0.5%                                                                      760,183
                                                                                                       ------------
NET ASSETS -- 100.0%                                                                                   $143,074,635
                                                                                                       ============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
*    Non-income producing security.
+ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                         VALUE
SECURITY                                                 SHARES        (NOTE 1A)
--------------------------------------------------------------------------------
EQUITIES -- 95.8%

CAPITAL GOODS -- 11.2%
General Dynamics                                          6,500       $  405,844
General Motors, Class H*                                 12,000          687,000
Ingersoll Rand Co.                                       13,000          714,187
Tyco International Ltd.                                   7,500          774,375
United Technologies Corp.                                12,200          723,612
                                                                      ----------
                                                                       3,305,018
                                                                      ----------
CONSUMER STABLE -- 7.4%
CVS Corp.                                                 7,000          285,687
Fort James Corp.                                         17,100          456,356
Kroger Co.*                                              34,000          750,125
Universal Foods Corp.                                    30,000          688,125
                                                                      ----------
                                                                       2,180,293
                                                                      ----------
EARLY CYCLICAL -- 1.9%
Clayton Homes, Inc.                                      30,000          260,625
Leggett & Platt, Inc.                                    16,200          318,937
                                                                      ----------
                                                                         579,562
                                                                      ----------
ENERGY -- 6.5%
BP Amoco PLC ADR                                          8,363          926,725
Mobil Corp.                                               9,800          987,350
                                                                      ----------
                                                                       1,914,075
                                                                      ----------
FINANCIAL -- 15.5%
AMBAC Inc.                                               12,800          606,400
Chase Manhattan Corp.                                     7,000          527,625
Citigroup, Inc.                                          13,125          577,500
Conseco, Inc.                                            28,370          547,896
Delphi Financial Group, Inc., Class A*                   16,459          496,856
Federal National Mortgage Association                     7,500          470,156
Fleet Financial Group, Inc.                               8,000          293,000
Morgan Stanley Dean Witter                                5,800          517,287
Reliastar Financial Corp.                                16,500          548,625
                                                                      ----------
                                                                       4,585,345
                                                                      ----------
GROWTH CYCLICAL -- 7.9%
Carnival Corp.                                           15,000          652,500
Costco Wholesale Corp.*                                   4,000          288,000
Jones Apparel Group, Inc.*                               17,400          500,250
Ross Stores, Inc.                                        19,000          382,375
Tommy Hilfiger Corp.*                                    17,800          501,737
                                                                      ----------
                                                                       2,324,862
                                                                      ----------
HEALTH CARE -- 11.7%
Abbott Laboratories                                      11,000          404,250

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                         VALUE
SECURITY                                                 SHARES        (NOTE 1A)
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
Amgen, Inc.*                                             10,000          815,000
Bristol-Myers Squibb, Inc.                                6,600          445,500
Medtronics, Inc.                                          9,910          351,805
Schering-Plough Corp.                                     9,600          418,800
Steris Corp.*                                            48,000          660,000
Watson Pharmaceutical, Inc.*                             12,000          366,750
                                                                    ------------
                                                                       3,462,105
                                                                    ------------
REAL ESTATE -- 3.3%
Boston Properties Inc., REIT                              6,500          199,469
Equity Residential Properties, REIT                       4,500          190,688
General Growth Properties, REIT                           7,400          233,100
Prentiss Properties Trust, REIT                           8,400          186,375
Starwood Hotels and Resorts, REIT                         7,600          169,575
                                                                    ------------
                                                                         979,207
                                                                    ------------
SERVICES -- 8.6%
Bell Atlantic Corp.                                      15,000        1,009,688
Ceridian Corp.*                                          10,600          263,675
Shared Medical Systems Corp.                             14,100          659,175
Xerox Corp.                                              14,500          608,094
                                                                    ------------
                                                                       2,540,632
                                                                    ------------
TECHNOLOGY -- 21.8%
American Power Conversion Corp.*                         49,000          931,000
BMC Software, Inc.*                                      16,000        1,145,000
Computer Associates International, Inc.                  14,750          903,438
Hewlett-Packard Company                                   7,700          708,400
Intel Corp.                                               9,500          705,969
Sci Sys, Inc.*                                           17,000          755,438
Sun Microsystems, Inc.*                                  14,000        1,302,000
                                                                    ------------
                                                                       6,451,245
                                                                    ------------
TOTAL EQUITIES (COST $22,911,666)                                     28,322,344
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                       STANDISH TAX-SENSITIVE EQUITY FUND

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                              (NOTE 1A)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.3%

REPURCHASE AGREEMENTS -- 4.3%
Prudential-Bache Repurchase Agreement , dated 9/30/99, due
10/01/99, with a maturity value of $1,262,135 and an
effective yield of 4.48%, collateralized by a U.S.
Government Agency Obligation with a rate of 6.00%, a
maturity date of 3/01/13 and an aggregate market value of
$1,287,218.                                                         $ 1,261,978
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,261,978)                        1,261,978
                                                                    -----------
TOTAL INVESTMENTS -- 100.1% (COST $24,173,644)                      $29,584,322

OTHER ASSETS, LESS LIABILITIES -- (0.1%)                                (15,762)
                                                                    -----------
NET ASSETS -- 100.0%                                                $29,568,560
                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Massachusetts Intermediate Tax Exempt Bond Fund (Massachusetts Intermediate Tax Exempt Bond Fund) is a separate non-diversified investment series of the Trust. Standish Intermediate Tax Exempt Bond Fund (Intermediate Tax Exempt Bond Fund), Standish Small Cap Tax-Sensitive Equity Fund (Small Cap Tax-Sensitive Equity Fund) and Standish Tax-Sensitive Equity Fund (Tax Sensitive Equity Fund) are separate diversified investment series of the Trust (together with the Massachusetts Intermediate Tax Exempt Bond Fund, individually a "Fund" and collectively, the "Funds").

      The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable fixed income obligations, if any, for which price quotations are readily available are normally valued at the last sales prices on the exchange or market on which they are primarily traded, or if not listed or no sale, at the last quoted bid prices. Equity securities for which quotations are readily available are valued at the last sale price or if no sale, at the closing bid prices in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Funds are valued at amortized cost. If a Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of each Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. FEDERAL TAXES

      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes all of its taxable income for its fiscal year. Dividends paid by the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund (together the "Bond Funds") from net interest earned on tax-exempt municipal bonds are not includable by shareholders as gross

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      income for Federal income tax purposes because the Bond Funds intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Bond Funds following Funds, for federal income tax purposes, had capital loss carryovers:

                                                                    EXPIRATION DATE SEPTEMBER 30,
                                              -------------------------------------------------------------------------
                                                 2003         2004         2005        2006        2007        TOTAL
                                              ----------   ----------   ----------  ---------   ----------   ----------
      Massachusetts Intermediate Tax Exempt
        Bond Fund                             $  104,125           --           --         --           --   $  104,125
      Tax-Sensitive Equity Fund                       --   $    1,162   $   95,353         --   $1,003,879   $1,100,394

      Such carryovers will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax.

      The Tax Sensitive Equity Fund elected to defer to their fiscal year ending September 30, 2000 losses of $830,223, recognized during the period from November 1, 1998 to September 30, 1999.

      E. DEFERRED ORGANIZATION EXPENSE

      Costs associated with the organization and initial registration of the Small Cap Tax-Sensitive Equity Fund and Tax-Sensitive Equity Fund are being amortized, on a straight-line basis, through December 2000.

      F. DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions on shares of the Bond Funds are declared daily from net investment income and distributed monthly. Dividends from net investment income, if any, will be distributed at least annually for the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund. Distributions on capital gains, if any, will be distributed annually by all of the Funds. Distributions from net investment income and capital gains, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash. Distributions are recorded on the ex-dividend date.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid at the following annual rates of each Fund's average daily net assets: 0.40% for the Massachusetts Intermediate Tax Exempt Bond Fund and the Intermediate Tax Exempt Bond Fund, 0.60% for the Small Cap Tax-Sensitive Equity Fund and 0.50% for the Tax-Sensitive Equity Fund. For the Tax-Sensitive Equity Fund, SA&W voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.50% of average daily net assets for the year ended September 30, 1999. For the Small Cap Tax-Sensitive Equity Fund, SA&W voluntarily agreed to limit the total Fund operating expenses (excluding litigation, indemnification and other extraordinary expenses) to 0.75% of average daily net assets through December 31, 1998; Commencing January 1, 1999 the total operating expenses (excluding litigation, indemnification and other extraordinary expenses) were limited to 1.00% of average daily net assets. For the year ended September 30, 1999, SA&W voluntarily waived $131,784 and $13,604 of its advisory fee to the Tax-Sensitive Equity Fund and Small CapTax-Sensitive Equity Fund, respectively. These agreements are voluntary and temporary and may be discontinued or revised by SA&W at any time. The Funds pay no compensation directly to the Trusts Trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Funds from SA&W. Certain of the Trustees and officers of the Trust are directors or officers of SA&W.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                YEAR ENDED
                                                            SEPTEMBER 30, 1999
                                                        --------------------------
                                                         PURCHASES       SALES
                                                        ------------  ------------
      Massachusetts Intermediate Tax Exempt Bond Fund   $ 26,390,635  $ 12,372,856
                                                        ============  ============
      Intermediate Tax Exempt Bond Fund                 $ 40,580,406  $ 35,139,859
                                                        ============  ============
      Small Cap Tax-Sensitive Equity Fund               $210,551,236  $184,780,461
                                                        ============  ============
      Tax-Sensitive Equity Fund                         $ 18,469,078  $ 26,110,953
                                                        ============  ============

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in each Fund's shares were as follows:

                                                                     YEAR ENDED            YEAR ENDED
                                                                 SEPTEMBER 30, 1999    SEPTEMBER 30, 1998
                                                                 ------------------    ------------------
         MASSACHUSETTS INTERMEDIATE TAX EXEMPT BOND FUND
         Shares sold                                                   754,858                866,950
         Shares issued to shareholders in payment of
           distributions declared                                       40,334                 38,776
         Shares redeemed                                              (365,904)              (257,536)
                                                                    ----------             ----------
         Net increase                                                  429,288                648,190
                                                                    ==========             ==========
         INTERMEDIATE TAX EXEMPT BOND FUND
         Shares sold                                                 1,550,662              1,865,702
         Shares issued to shareholders in payment of
           distributions declared                                       92,432                 68,939
         Shares redeemed                                            (1,339,693)              (831,605)
                                                                    ----------             ----------
         Net increase                                                  303,401              1,103,036
                                                                    ==========             ==========
         SMALL CAP TAX-SENSITIVE EQUITY FUND
         Shares sold                                                 1,188,251              1,919,939
         Shares issued to shareholders in payment of
           distributions declared                                           --                  5,771
         Shares redeemed                                              (287,283)              (363,050)
                                                                    ----------             ----------
         Net increase                                                  900,968              1,562,662
                                                                    ==========             ==========
         TAX-SENSITIVE EQUITY FUND
         Shares sold                                                   394,885                706,407
         Shares issued to shareholders in payment of
           distributions declared                                        4,581                  3,722
         Shares redeemed                                              (415,674)               (99,734)
                                                                    ----------             ----------
         Net increase (decrease)                                       (16,208)               610,395
                                                                    ==========             ==========

      At September 30, 1999, the Massachusetts Intermediate Tax Exempt Bond Fund had one shareholder of record owning approximately 24% of the Fund's outstanding shares. The Intermediate Tax Exempt Bond Fund had one shareholder of record owning approximately 15% of the Fund's outstanding shares. The Small Cap Tax-Sensitive Equity Fund had two shareholders of record owning approximately 31% of the Fund's outstanding shares. The Tax-Sensitive Equity Fund had one shareholder of record owning approximately 19% of the Fund's outstanding shares.

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1999, as computed on a federal income tax basis, were as follows:

                                                                                                                NET UNREALIZED
                                                                         GROSS UNREALIZED  GROSS UNREALIZED      APPRECIATION
                                                        AGGREGATE COST     APPRECIATION      DEPRECIATION       (DEPRECIATION)
                                                        --------------   ----------------  ----------------     --------------
         Massachusetts Intermediate Tax Exempt Bond
           Fund                                          $ 62,605,489      $    535,066      $ (1,094,811)      $   (559,745)
         Intermediate Tax Exempt Bond Fund               $ 81,810,728      $    693,915      $ (1,760,401)      $ (1,066,486)
         Small Cap tax-Sensitive Equity Fund             $103,667,743      $ 40,155,965      $ (1,509,256)      $ 38,646,709
         Tax-Sensitive Equity Fund                       $ 24,181,099      $  7,014,290      $ (1,611,067)      $  5,403,223

(6)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

      Since the Massachusetts Intermediate Tax Exempt Bond Fund may invest a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable general tax-exempt mutual fund.

      The Funds may trade the following financial instruments with off-balance sheet risk:

      FUTURES CONTRACTS

      The Funds may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Funds deposit either in cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, dependent on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by each Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase a Fund's exposure to the underlying instrument, while selling futures tends to decrease a Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts terms. The Funds enter into financial futures transactions primarily to manage their exposure to certain markets and to changes in securities prices and, with respect to the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, to changes in foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      At September 30, 1999, the Small Cap Tax-Sensitive Equity Fund had the following open financial futures contracts:

                                                                  EXPIRATION  UNDERLYING FACE  NET UNREALIZED
         CONTRACT                                       POSITION     DATE     AMOUNT AT VALUE   DEPRECIATION
         ---------------------------------------------  --------  ----------  ---------------  --------------
         S&P Mid Cap 400 (18 contracts)                   Long     12/17/99      $3,468,600       $(122,680)

                     STANDISH, AYER & WOOD INVESTMENT TRUST

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(7)   DELAYED DELIVERY TRANSACTIONS:

      The Bond Funds may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds either segregate on their records, or instruct the custodian to segregate, securities having a value at least equal to the amount of the purchase commitment. At September 30, 1999, the Funds were not parties to any delayed delivery transactions.

(8)   LINE OF CREDIT:

      The Funds, other funds in the trust and subtrusts in the Portfolio Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $25 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 1999, the expense related to the commiment fee was $995, $1,390, $1,820 and $690 for the Massachusetts Intermediate Tax Exempt Bond Fund, the Intermediate Tax Exempt Bond Fund, the Small Cap Tax-Sensitive Equity Fund and the Tax-Sensitive Equity Fund, respectively. During the year ended September 30, 1999, the funds had no borrowings under the credit facility.

--------------------------------------------------------------------------------

      TAX INFORMATION - UNAUDITED

      Pursuant to section 852 of the Internal Revenue Code, the Standish Intermediate Tax Exempt Bond Fund designated $644,345 as capital gain dividends for the year ended September 30, 1999. All of this amount represents a 20% tax rate gain distribution. Of the distributions paid by the Bond Funds from net investment income for the year ended September 30, 1999, amounts that were tax exempt for federal income tax purposes are as follows:

      Massachusetts Intermediate Tax Exempt Bond Fund          $2,430,803
      Intermediate Tax Exempt Bond Fund                        $3,521,430

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund, and Standish Tax-Sensitive Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment
Trust: Standish Massachusetts Intermediate Tax Exempt Bond Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund (the "Funds"), at September 30, 1999, the results of operations, the changes in net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 1999


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